SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2002
R. R. DONNELLEY & SONS COMPANY
(Exact name of Registrant as Specified in Its Charter)

Delaware	1-4694	36-1004130
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identificaiton No.)
77 West Wacker Drive, Chicago, Illinois		60601
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 326-8000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events and Regulation FD Disclosure.

On August 13, 2002, William L. Davis, principal executive officer of R. R. Donnelley & Sons Company, and Gregory A. Stoklosa, principal financial officer of R. R. Donnelley & Sons Company, each filed with the Securities and Exchange Commission a statement under oath regarding facts and circumstances relating to the accuracy of the Company’s financial statements and each of their consultations with the Company’s audit committee, as required by the Securities and Exchange Commission’s “Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934”.

Item 7.    Financial Statements and Exhibits.

(c) Exhibits.

99.1	Statement Under Oath of William L. Davis, Principal Executive Officer of R. R. Donnelley & Sons Company, Regarding Facts and Circumstances Relating to Exchange Act Filings.

99.2	Statement Under Oath of Gregory A. Stoklosa, Principal Financial Officer of R. R. Donnelley & Sons Company, Regarding Facts and Circumstances Relating to Exchange Act Filings.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

R. R. DONNELLEY & SONS COMPANY

Date: August 14, 2002
/S/    MONICA M. FOHRMAN
By:
      Monica M. Fohrman
Senior Vice President, General Counsel & Secretary

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Statement Under Oath of William L. Davis, Principal Executive Officer of R. R. Donnelley & Sons Company, Regarding Facts and Circumstances Relating to Exchange Act Filings.
99.2	Statement Under Oath of Gregory A. Stoklosa, Principal Financial Officer of R. R. Donnelley & Sons Company, Regarding Facts and Circumstances Relating to Exchange Act Filings.

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